                                                                    EXHIBIT 99.2

                     AGREEMENT AND PLAN OF REORGANIZATION


          This Agreement and Plan of Reorganization (the "Agreement") is made and entered into as of November 18, 1996 (the "Closing Date") by and among CALCOMP TECHNOLOGY, INC., a Delaware corporation ("CalComp"), CALCOMP ACQUISITION SUB, INC., a California corporation and a wholly-owned subsidiary of CalComp ("Sub"), TOPAZ TECHNOLOGIES, INC., a California corporation ("Topaz"), ANDREAS BIBL, an individual, DEANE GARDNER, an individual, and JOHN HIGGINSON, an individual. (Messrs. Bibl, Gardner and Higginson are referred to in this Agreement collectively as "Shareholders" and individually as a "Shareholder").

                                R E C I T A L S
                                - - - - - - - -

          A. Sub is a recently formed California corporation organized for the purpose of effecting the transactions contemplated by this Agreement.

          B. CalComp is the owner of all of the issued and outstanding shares of the common stock of Sub.

          C. The respective Boards of Directors of CalComp, Sub and Topaz deem it advisable and in the best interests of Sub and Topaz, respectively, and their respective shareholders, that Sub merge with and into Topaz, all pursuant to this Agreement and an agreement of merger (the "Agreement of Merger") substantially in the form of Exhibit A attached hereto.

          D. The respective Boards of Directors of CalComp, Sub and Topaz have adopted this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

          E. The Shareholders own One Hundred Percent (100%) of the issued and outstanding capital stock of Topaz and desire the merger of Sub into Topaz upon the terms and conditions hereinafter set forth (the "Merger").

          NOW, THEREFORE, in order to consummate the Merger and in consideration of the mutual representations, warranties, and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                TERMS OF MERGER

          1.1  The Merger.  Subject to the terms and conditions of this
               ----------
Agreement and the laws of the State of California, Sub and Topaz shall execute and file, among other things, the Agreement of Merger and other documents required by law in the offices of the Secretary of State of the State of California pursuant to which Sub will be merged with and into Topaz with the result that Topaz will be the surviving corporation ("Surviving Corporation") and will become a wholly-owned subsidiary of CalComp. The Merger shall become effective at the time set forth in the Agreement of Merger (the "Effective Date").

          1.2  Status and Conversion of Stock.  The status of the outstanding
               ------------------------------
securities of the parties to the Merger and the manner and basis of converting shares of Topaz common stock into rights to receive cash and CalComp Common Stock shall be as follows:

               (a) The shares of Topaz common stock issued and outstanding immediately prior to the Merger and all rights existing with respect thereto shall, by virtue of the Merger and without any action on the part of the holders thereof, cease to be outstanding and shall be converted into the right to receive cash and shares of CalComp Common Stock as set forth below:

                                                         Shares of CalComp
  Name of Topaz      Shares of Topaz     Cash Received      Common Stock
   Shareholder      Common Stock Owned     in Merger     Received in Merger
-----------------   ------------------   -------------   ------------------
Andreas Bibl              33,000           $250,000            500,000

Deane Gardner             33,000           $250,000            500,000

John Higginson            33,000           $250,000            500,000

               (b) The shares of capital stock of CalComp outstanding immediately prior to the Merger will not be affected by the Merger;

               (c) The shares of capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock of the Surviving Corporation.

               (d) At the Closing (as defined in Section 7.1 hereof), each Shareholder shall surrender certificate(s) evidencing all shares of any class of capital stock of Topaz held of record or beneficially by such Shareholder, duly endorsed as CalComp may require, to CalComp for cancellation. In the amounts set forth in Section 1.2(a) above, cash and certificates evidencing shares of CalComp Common Stock issued in the Merger (the "Merger Shares") shall be delivered at the Closing to the persons legally entitled thereto, subject to all other provisions hereof.

          1.3  Articles of Incorporation; Name.  The Articles of Incorporation
               -------------------------------
of Sub, as amended and set forth in the Agreement of Merger, shall be the Articles of Incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by law and this Agreement. As set forth in such amended Articles of Incorporation, the name of the Surviving Corporation shall be Topaz Technologies, Inc.

          1.4  Bylaws.  The Bylaws of Sub as in effect on the Effective Date
               ------
shall be the Bylaws of the Surviving Corporation.

          1.5  Board of Directors; Officers.  The directors of Sub immediately
               ----------------------------
prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of Topaz immediately prior to the Effective Date shall be the officers of the Surviving Corporation, with such additional officers and other changes as the Board of Directors of Sub shall determine, in each case until their respective successors are duly elected and qualified.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                           OF TOPAZ AND SHAREHOLDERS

          Subject to the exceptions set forth in the disclosure schedule (the "Disclosure Schedule") delivered to CalComp and Sub concurrently herewith and attached hereto as Exhibit B (it being understood and agreed that matters disclosed in the Disclosure Schedule shall be deemed to qualify only the specific representation and warranty referred to by section therein), Topaz and each Shareholder, jointly and severally, hereby represent and warrant to CalComp and Sub as follows:

          2.1  Organization, Standing, and Qualification of Topaz.  Topaz is
               --------------------------------------------------
duly organized, validly existing, and in good standing under the laws of the State of California and has all necessary corporate powers to own, lease and operate its properties and carry on its business as now being conducted. Neither the ownership of its properties nor the nature of its business requires Topaz to be qualified in any jurisdiction other than the state of its in corporation. This is the only jurisdiction in which the nature of Topaz's business or of its properties makes such qualification necessary, and the failure to be qualified in any other jurisdiction would not have a material adverse effect on Topaz.

          2.2  Capitalization.  The authorized capital stock of Topaz consists
               --------------
solely of 1,000,000 shares of common stock, without par value, of which 99,000 shares (the "Topaz Shares") are issued and outstanding and are owned of record and beneficially by the Shareholders as set forth in Section 4.1 of this Agreement. All the Topaz Shares are validly issued, fully paid, and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating Topaz to issue or to transfer from treasury any additional shares of its capital stock of any class. Topaz has not issued any stock appreciation right or any similar right entitling any person to any payment based on the value of Topaz capital stock.

          2.3  Authority.  The execution of this Agreement and the consummation
               ---------
of the transactions contemplated hereby have been duly authorized by the Board of Directors of Topaz. Topaz and the Shareholders have the right, power, legal capacity and authority to enter into and perform their respective obligations under this Agreement. This Agreement is the valid and binding obligation of Topaz and no further corporate authorization on the part of Topaz is necessary to consummate the transactions contemplated hereby or thereby. Neither the execution and delivery of this Agreement, the consummation in accordance with the terms of this Agreement of the transactions contemplated hereby nor compliance by Topaz with any provision hereof or thereof will (i) conflict with or result in a breach of any provision of its charter or bylaws (or other governing documents) or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Topaz is a party or by which Topaz or any of its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Topaz or any of its properties or assets. No consent is required in connection with the execution and delivery by Topaz of this Agreement or the consummation of the transactions contemplated hereby.

          2.4  Subsidiaries.  Topaz does not own, either directly or indirectly,
               ------------
any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, or other entity.

          2.5  Financial Statements.  Schedule 2.5 to this Agreement sets forth
               --------------------
the balance sheet of Topaz as of September 30, 1996 (the "Balance Sheet"). The Balance Sheet fairly and accurately represents the assets and liabilities of Topaz as of September 30, 1996. All liabilities represented in the Balance Sheet have been properly accrued in accordance with generally accepted accounting principles.

          2.6  Absence of Changes in Topaz.  Since September 30, 1996 there has
               ---------------------------
been no:

               (a) Transaction by Topaz except in the ordinary course of business as conducted on that date;

               (b) Capital expenditure by Topaz exceeding $25,000 (except for expenditures funded by CalComp and described in Schedule 2.14 to this Agreement);

               (c) Material adverse change in the financial condition, liabilities, assets, business, or prospects of Topaz;

               (d) Destruction, damage to, or loss of any asset of Topaz (whether insured or uninsured) that materially and adversely affects the financial condition, business, or prospects of Topaz;

               (e) Change in accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) by Topaz;

               (f) Revaluation by Topaz of any of its assets;

               (g) Declaration, setting aside, or payment of a dividend or other distribution in respect to the capital stock of Topaz, or any direct or indirect redemption, purchase, or other acquisition by Topaz of any of its shares of capital stock;

               (h) Increase in the salary or other compensation payable or to become payable by Topaz to any of its officers, directors, or employees or declaration, payment, or commitment or obligation of any kind for the payment, by Topaz, of a bonus or other additional salary or compensation to any such person;

               (i) Sale or transfer of any asset of Topaz, except in the ordinary course of business;

               (j) Amendment or termination of any contract, agreement, or license to which Topaz is a party, except in the ordinary course of business;

               (k) Loan by Topaz to any person or entity, or guaranty by Topaz of any loan;

               (l) Mortgage, pledge, or other encumbrance of any asset of Topaz;

               (m) Waiver or release of any right or claim of Topaz, except in the ordinary course of business;

               (n) Commencement, notice, or threat of commencement of any civil litigation or governmental proceeding against Topaz or investigation of its affairs;

               (o) Labor trouble or claim of wrongful discharge or other unlawful labor practice or action;

               (p) Issuance or sale by Topaz of any shares of its capital stock of any class or of any other of its securities;

               (q) Agreement by Topaz to do any of the things described in the preceding clauses 2.6(a) through (p); or

               (r) Other event or condition of any character that has or might reasonably have a material and adverse effect on the financial condition, business, assets, liabilities, or prospects of Topaz.

          2.7  Absence of Undisclosed Liabilities.  Topaz has no debt,
               ----------------------------------
liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the Balance Sheet, except for those set forth in Schedule
2.7 to this Agreement and those that may have been incurred after the date of the Balance Sheet and which were incurred in the ordinary course of business and are usual and normal in amount both individually and in the aggregate.

          2.8  Tax Returns and Audits.  To the best knowledge of Topaz and the
               ----------------------
Shareholders, within the times and in the manner prescribed by law, Topaz and the Shareholders have filed all federal, state and local tax returns required by law and have paid all taxes, assessments, and penalties due and payable. The provisions for taxes reflected in the Balance Sheet are adequate for federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether disputed or undisputed. There are no present disputes about taxes of any nature payable by Topaz. Topaz has never filed, and will not file on or before the date hereof, any consent under Internal Revenue Code section 341(f).

          2.9  Assets of Business.
               ------------------

               (a)  Real Property.
                    -------------

                    (i)   Description.  Schedule 2.9(a) to this Agreement sets
                          -----------
     forth a complete and accurate list of all real property owned by or leased to Topaz, together with an accurate brief description of each property.
     Schedule 2.9(a) also sets forth brief descriptions of all buildings and other major improvements located on these premises.

                    (ii)  Zoning.  The zoning of each parcel of property
                          ------
     described in Schedule 2.9(a) permits the presently existing improvements and the continuation of the business presently being conducted on such parcel.

                    (iii) Absence of Proceedings.  Topaz has not commenced, nor
                          ----------------------
     has it or any of the Shareholders received notice of the commencement of, any proceeding that would affect the present zoning classification of any such parcel.

               (b)  Inventory.  Because Topaz is not yet in production of any
                    ---------
products, the Balance Sheet has no entries for inventory. No items are subject to security interests, except as set forth in Schedule 2.9(b) to this Agreement.

               (c)  Other Tangible Personal Property.  The books and records of
                    --------------------------------
Topaz contain a complete and accurate description and specify the location of all trucks, automobiles, machinery, equipment, furniture, supplies, tools, dies, jigs, molds, patterns, drawings, and all other tangible personal property owned by, in the possession of, or used by Topaz in connection with their respective businesses, work in process, and finished goods. Except as stated in Schedule 2.9(c), no personal property used by Topaz in connection with its business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement. Any such personal property located other than in the possession and under the control of Topaz consists of molds which are being held by vendors to make additional parts. The tangible personal property reflected in those books and records constitutes all such tangible personal property necessary for the conduct by Topaz of its business as now conducted.

          (d) Accounts Receivable.  All accounts receivable of Topaz shown on
              -------------------
the Balance Sheet and set forth individually in Schedule 2.9(d), and all accounts receivable of Topaz created after September 30, 1996 arose from valid sales in the ordinary course of business. These accounts have been collected in full since that date, or are collectible at their full amounts.

          (e) Trade Names, Trademarks, and Copyrights.  Schedule 2.9(e) to this
              ---------------------------------------
Agreement is a schedule of all trade names, trademarks, service marks, and copyrights and their registrations, owned by Topaz or in which they have any rights or licenses, together with a brief description of each. To the best knowledge of Topaz and the Shareholders there is no infringement or alleged infringement by others of any trade name, trademark, service mark, or copyright belonging to any other person, firm, or corporation. Except as set forth in
Schedule 2.9(e), Topaz is not a party to any license, agreement, or arrangement, whether as licensor, licensee, franchisor, franchisee, or otherwise, with respect to any trademarks, service marks, trade names, or applications for them, or any copyrights. Topaz owns, or holds adequate licenses or other rights to use, all trademarks, service marks, trade names, and copyrights necessary for its business as now conducted (including without limitation those listed in Schedule 2.9(e)), and that use does not, and will not, conflict with, infringe on, or otherwise violate any rights of others. Topaz has the right to sell or assign to CalComp all owned trademarks, trade names, service marks, and all such licenses and other rights.

          (f)  Patents and Patent Rights.
               -------------------------

               (i) Schedule 2.9(f) to this Agreement is a complete schedule of all patents, inventions, industrial models, processes, designs, and applications for patents owned by Topaz or in which they have any rights, licenses, or immunities;

               (ii) The patents and applications for patents listed in Schedule 2.9(f) are valid and in full force and effect and are not subject to any taxes, maintenance fees, or actions falling due within sixty (60) days after the Closing Date;

               (iii) Except as set forth in Schedule 2.9(f), there have been no interference actions or other judicial, arbitration, or other adversary proceedings concerning the patents or applications for patents listed in
     Schedule 2.9(f). Each patent application is awaiting action by its respective patent office except as otherwise indicated in Schedule 2.9(f).

               (iv) Except as set forth in Schedule 2.9(f) to this Agreement, the manufacture, use, or sale of the inventions, models, designs, and systems covered by the patents and applications for patents listed in
     Schedule 2.9(f) do not, to the best knowledge of Topaz and the Shareholders, violate or infringe on any patent or any proprietary or personal right of any person, firm, or corporation; and Topaz has not infringed and is not now infringing on any patent or other right belonging to any person, firm, or corporation.

               (v) Except as set forth in Schedule 2.9(f), Topaz is not a party to any license, agreement, or arrangement, whether as licensee, licensor, or otherwise, with respect to any patent, application for patent, invention, design, model, process, trade secret, or formula.

               (vi) Topaz has the right and authority to use and to transfer to CalComp such inventions, trade secrets, processes, models, designs, and formulas as are necessary to enable it to conduct and continue to conduct all phases of its business in the manner presently conducted by it, and that use does not, to the best knowledge of Topaz and the Shareholders, conflict with, infringe on, or violate any patent or other rights of others.

          (g) Trade Secrets.  To the best knowledge of Topaz and the
              -------------
Shareholders, Schedule 2.9(g) to this Agreement is a complete reference, without extensive or revealing descriptions, to Topaz' trade secrets, including all processes, know-how, materials, techniques, computer programs, and other technical data. The specific location of each trade secret's documentation, including its complete description, specifications, charts, procedures, and other material relating to it, is also set forth in that exhibit. Each trade secret's documentation is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use by CalComp without reliance on the special knowledge or memory of others. Topaz is the sole owner of each of these trade secrets, free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others, except as specifically stated in Schedule 2.9(g). Topaz has taken all reasonable security measures to protect the secrecy, confidentiality, and value of these trade secrets, and any of its employees and any other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed, or designed these secrets, or who have knowledge of or access to information relating to them, have been put on notice and, if appropriate, have entered into agreements that these secrets are proprietary to Topaz and not to be divulged or misused. All these trade secrets are presently valid and protectible and are not part of the public knowledge or literature; they have not, to the best knowledge of Topaz and the Shareholders, been used, divulged, or appropriated for the benefit of any past or present employees or other persons, or to the detriment of Topaz.

          2.10 Title to Assets.  Topaz has good and marketable title to all its
               ---------------
respective assets and interests in assets, whether real, personal, or mixed, tangible or intangible, which constitute all the assets and interests in assets that are used in the business of Topaz. All these assets are free and clear of restrictions on or conditions to transfer or assignment and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (i) those disclosed in the Balance Sheet; (ii) the lien of current taxes not yet due and payable; and (iii) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets or materially impair business operations. Topaz is not in default or in arrears in any material respect under any lease. All real property and tangible personal property of Topaz that is necessary to the operation of its business is in good operating condition and repair, ordinary wear and tear excepted. Topaz is in possession of all premises leased to it from others. None of the Shareholders nor any officer, director, or employee of Topaz, nor any spouse, child, or other relative of any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to Topaz or any copyrights, patents, trademarks, trade names, or trade secrets licensed by Topaz. Topaz occupies no real property in violation of any law, regulation, or decree.

          2.11 Environmental Matters.
               ---------------------

               (a) Definitions.  For purposes of this Section 2.11, the
                   -----------
following terms shall have the indicated meaning:

                   (i) "Environmental Law" means any federal, state, local or foreign law (including case or common law), statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any governmental entity relating to (A) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), or (B) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances. The term "Environmental Law" includes without limitation (A) the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended, 42 U.S.C. (S) 9601, et seq; the Resource Conservation and Recovery Act ("RCRA"), as amended, 42 U.S.C. (S) 6901, et seq; the Federal Water Pollution Control Act, as amended, 33 U.S.C. (S) 1251, et seq; the Toxic Substances Control Act ("TSCA"), as amended, 15 U.S.C. 9601, et seq; the Emergency Planning and Community Right to Know Act, 42 U.S.C. (S) 11001, et seq; the Safe Drinking Water Act, 42 U.S.C.
     (S) 300f, et seq; the Solid Waste Disposal Act, as amended; and all comparable state and local laws, and (B) any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages to, or threatened as a result of, the presence of or exposure to any Hazardous Substance.

                   (ii) "Hazardous Substance(s)" means any substance that is toxic, ignitable, reactive, corrosive, radioactive, or caustic or is regulated as a hazardous substance, contaminant, toxic substance, toxic pollutant, hazardous waste, or pollutant, including without limitation, petroleum, its derivatives, by-products and other hydrocarbons, or is otherwise regulated under or the subject of applicable Environmental Laws.

                   (iii) "Remedial Action" means the investigation, removal, clean-up or remediation of contamination, environmental degradation or damage arising from or related to the generation, use, handling, treatment, storage, transportation, disposal, discharge, release, threatened release or emission of Hazardous Substances, including without limitation, investigations, responses and remedial actions under CERCLA, corrective action under RCRA 42 U.S.C. (S)(S) 3004(u) and (v), 3008(h) and 7003, and clean-up requirements under Environmental Laws.

               (b) No Violation or Liability.  Neither Topaz nor any properties
                   -------------------------
owned or operated by Topaz or in which it has a security interest, has been, or is in any material respect, in violation of or liable under any Environmental Law.

               (c) No Property-Related Pending Actions or Claims.  There are no
                   ---------------------------------------------
actions, suits or proceedings, or demands, claims, notices or investigations (including without limitation notices, demand letters or requests for information from any environmental agency) instituted, pending or, to the best knowledge of Topaz and the Shareholders, threatened, relating to the liability of any properties owned or operated by Topaz or in which such entity has a security interest under any Environmental Law.

               (d) Property Not Operated in Violation of Environmental Laws.
                   --------------------------------------------------------
The facilities occupied or used by Topaz and any other real property presently or formerly owned by, used by or leased to or by Topaz or any predecessor of Topaz (collectively, the "Property"), the existing and prior uses of such Property and all operations of the business of Topaz or any predecessor of Topaz comply, and have at all times complied, in all material respects with, all Environmental Laws, and Topaz is not in violation of nor has it violated, in connection with the ownership, use, maintenance or operation of such Property or the conduct of its business, any Environmental Law.

               (e) Environmental Permits, Registrations, Approvals and Licenses.
                   ------------------------------------------------------------
Topaz has all material permits, registrations, approvals and licenses required by any governmental agency under any Environmental Law.

               (f) No Discharges.  There has been no spill, discharge, leak,
                   -------------
emission, injection, disposal, escape, dumping or release of any kind on, beneath or above such Property or into the environment surrounding such Property of any Hazardous Substances in any material respect in violation of Environmental Laws or requiring Remedial Action.

               (g) No Production of Hazardous Substances.  There has not been by
                   -------------------------------------
Topaz, nor is there any anticipated, nor to the best knowledge of Topaz and the shareholders has there been any past: storage, disposal, generation, manufacture, refinement, transportation, production or treatment of any Hazardous Materials at, upon or from such Property.

               (h) No Asbestos-Containing Materials.  There are no asbestos-
                   --------------------------------
containing materials, underground storage tanks or polychlorinated biphenyls
(PCBs) located on such Property.

               (i) No Claims Against Topaz Alleging Failure to Comply with
                   -------------------------------------------------------
Environmental Laws.  There are no claims, notices of violations, notice letters,
------------------
investigations, inquiries or other proceedings now pending or, to the best knowledge of Topaz and the Shareholders, threatened, by any governmental entity or any foreign governmental entity or third party with respect to the business in connection with actual or alleged failure to comply with any requirement of any Environmental Law.

          2.12 Customers and Sales.  Schedule 2.12 to this Agreement is a
               -------------------
correct and current list of all customers of Topaz together with summaries of the sales made to each customer during the most recent fiscal year. Except as indicated in Schedule 2.12, neither Topaz nor any of the Shareholders have any information indicating that any of these customers intend to cease doing business with Topaz or materially alter the amount of the business they are presently doing with Topaz.

          2.13 Insurance Policies.  Schedule 2.13 to this Agreement is a
               ------------------
description of all insurance policies held by Topaz concerning its businesses and properties. All these policies are in the respective principal amounts set forth in Schedule 2.13. Topaz has maintained and now maintains (i) insurance on all its assets and business of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (ii) adequate insurance protection against all liabilities, claims, and risks against which it is customary to insure. Topaz is not in default with respect to payment of premiums on any such policy. Except as set forth in Schedule 2.13, no claim is pending under any such policy.

          2.14 Contracts.  Topaz is not a party to, nor is its property bound
               ---------
by, any material contract, agreement, lease or commitment, including any (whether written or oral) distributor's or manufacturer's representative or agency agreement; any output or requirements agreement; any agreement not entered into in the ordinary course of business; any indenture, mortgage, deed of trust; or any agreement that is unusual in nature, duration, or amount (including any agreement requiring the performance by Topaz of any obligation for more than one year after the Closing Date or calling for consideration of more than $25,000); except the agreements listed in Schedule 2.14, copies of which have been furnished or made available to CalComp. There is no default or event that, with notice, lapse of time, or both, would constitute a default by any party to any of these agreements. Topaz has not received notice that any party to any of these agreements intends to cancel or terminate any of these agreements or to exercise or not exercise any options under any of these agreements. Topaz is not a party to, nor is it or its property bound by, any agreement that is materially adverse to the businesses, properties, or financial condition of Topaz.

          2.15 Compliance With Laws. Topaz has not received notice of any
               --------------------
violation of any applicable federal, state, or local statute, law, or regulation, and it represents that:

               (a) Topaz has complied in all material respects with all federal, state, and local environmental protection laws and regulations and has not been cited for any violation of any such law or regulation. To the best knowledge of Topaz and the Shareholders, no material capital expenditures will be required for compliance by Topaz with any applicable federal, state, or local laws or regulations now in force relating to the protection of the environment. There is no pending audit by any federal, state or local governmental authority with respect to groundwater, soil, or air monitoring; the storage, burial, release, transportation, or disposal of hazardous substances; or the use of underground storage tanks by Topaz. Topaz has no agreement with any third party or federal, state, or local governmental authority relating to any such environmental matter or cleanup.

               (b) Topaz has complied in all material respects with all requirements of the Occupational Safety and Health Act and its California equivalents and regulations promulgated under any such legislation, the consequences of a violation of which could have a material adverse effect on its operations, and with all orders, judgments, and decrees of any tribunal under such legislation that apply to their business or properties.

               (c) Topaz is not in violation of any provision of the Export Administration Act of 1979 or the Foreign Corrupt Practices Act of 1977.

               (d) Topaz has not directly or indirectly paid or delivered any fee, commission, or other money or property, however characterized, to any finder, agent, government official, or other party, in the United States or any other country, that is in any manner related to the business or operations of Topaz, and that any of the Shareholders or Topaz, knows or has reason to believe to have been illegal under any federal, state, or local law of the United States or any other country having jurisdiction. Topaz has not participated, directly or indirectly, in any boycott or other similar practice affecting any of its actual or potential customers. Topaz has at all times done business in an open and ethical manner.

               (e) Topaz has complied in all material respects with, and neither is in any material respect in violation of, any other applicable federal, state, or local statute, law, or regulation (including any applicable building, zoning, environmental protection, or other law, ordinance, or regulation) affecting its properties or the operation of its businesses.

          2.16 Litigation.  Except as set forth in Schedule 2.16, there is no
               ----------
pending, or, to the best knowledge of Shareholders and Topaz, threatened, suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation against or affecting Topaz, or any of its business, assets, or financial condition. To the best knowledge of Topaz and the Shareholders, the matters set forth in Schedule 2.16, if decided adversely to Topaz, will not result in a material adverse change in the business, assets, or financial condition of Topaz. Topaz has furnished or made available to CalComp copies of all relevant court papers and other documents relating to the matters set forth in Schedule 2.16. Topaz is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. Except as set forth in Schedule 2.16, neither Topaz nor any of the Shareholders are presently engaged in any legal action to recover money due to any of them or damages sustained by any of them.

          2.17  Interest in Customers, Suppliers, and Competitors.  Except as
                -------------------------------------------------
set forth in Schedule 2.17, none of the Shareholders nor any officer, director, or employee of Topaz, nor any spouse or child of any of them has any direct or indirect interest in any competitor, supplier, or customer of Topaz or in any person from whom or to whom Topaz leases any real or personal property, or in any other person with whom Topaz is doing business. The foregoing provisions shall not be construed to prohibit the ownership by any Shareholder of up to one percent (1%) of any class of securities of any corporation, which class is registered pursuant to the Securities Exchange Act of 1934, as amended.

          2.18 Corporate Documents.  Topaz has furnished to CalComp for its
               -------------------
examination complete and correct:

               (a) copies of the articles of incorporation and bylaws of Topaz;

               (b) the minute books of Topaz containing all records required to be set forth of all proceedings, consents, actions, and meetings of the shareholders and board of directors of Topaz;

               (c) all permits, orders, and consents issued by the California Commissioner of Corporations with respect to Topaz, or any security of Topaz, and all applications for such permits, orders, and consents; and

               (d) the stock transfer books of Topaz setting forth all transfers of any capital stock.

          2.19 Personnel.
               ---------

               (a) Identification and Compensation.  Schedule 2.19 is a list of
                   -------------------------------
the names and addresses of all officers, directors, employees, agents, and manufacturer's representatives of Topaz, stating the rates of compensation payable to each. Schedule 2.19 sets forth a list of all of the names, home addresses, and telephone numbers of each of the officers and directors.

               (b) Employment Contracts.  Schedule 2.19 sets forth a list of all
                   --------------------
employment contracts and collective bargaining agreements, and all pension, bonus, profit-sharing, stock option, or other agreements or arrangements providing for employee remuneration or benefits to which Topaz is a party or by which Topaz is bound. All these contracts and arrangements are in full force and effect, and neither Topaz nor any other party is in default under them. There have been no claims of defaults and, to the best knowledge of Topaz and the Shareholders, there are no facts or conditions that if continued, or on notice, will result in a default under these contracts or arrangements. There is no pending or, to the best knowledge of Topaz and the Shareholders, threatened labor dispute, strike, or work stoppage affecting Topaz's business. Topaz has complied in all material aspects with all applicable laws for each of their respective employee benefit plans, including the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) if and to the extent applicable. There are no threatened or pending claims by or on behalf of any such benefit plan, by or on behalf of any employee covered under any such plan, or otherwise involving any such benefit plan, that allege a breach of fiduciary duties or violation of other applicable state or federal law; nor is there, to the knowledge of Topaz and the Shareholders, any basis for such a claim. Except as set forth in Schedule 2.19, Topaz has not entered into any severance or similar arrangement with any present or former employee that will result in any obligation, absolute or contingent, of CalComp or Topaz, to make any payment to any present or former employee following termination of employment.

               (c) Persons With Certain Authority.  Schedule 2.19 lists (i) the
                   ------------------------------
names and addresses of all persons holding a power of attorney on behalf of Topaz and (ii) the names and addresses of all banks or other financial institutions in which Topaz has an account, deposit, or safe deposit box, with the names of all persons authorized to draw on these accounts or deposits or to have access to these boxes.

          2.20 Products. There are no known defects in the design or technology
               --------
embodied in any Topaz product currently marketed or proposed to be marketed by Topaz which impair or are likely to impair in a material manner the intended use of the product.

          2.21 Full Disclosure.  None of the representations and warranties made
               ---------------
by the Shareholders or Topaz, or made in any certificate or memorandum furnished or to be furnished by any of them or on their behalf, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements made not untrue or misleading.


                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF CALCOMP

          CalComp represents and warrants to Topaz and to the Shareholders as follows:

          3.1  Organization and Qualification.  CalComp is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its activities or where the character of its properties makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on CalComp and its subsidiaries, taken as a whole.

          3.2  Authority.  CalComp has full corporate power and authority to
               ---------
execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby and all corporate action necessary for such execution, delivery and performance has been duly and validly taken. This Agreement constitutes the legal, valid and binding obligation of CalComp, enforceable in accordance with its terms against CalComp, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and to general equitable principles. The execution and delivery of this Agreement by CalComp does not, and the performance and consummation by CalComp of the transactions contemplated by this Agreement will not, (i) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which CalComp is a party or by which any of its assets or properties are bound;
(ii) violate any judgment, order, injunction, decree, statute, rule, or regulation applicable to CalComp or any of its respective properties or assets; or (iii) contravene, violate or be impermissible under the Certificate of Incorporation or Bylaws of CalComp.

          3.3  Capitalization.
               --------------

               (a) The authorized capital stock of CalComp consists of 5,000,000 shares of Preferred Stock, with a par value of $.01 per share, none of which is outstanding, and 60,000,000 shares of Common Stock, with a par value of $.01 per share ("CalComp Common Stock"), of which 45,398,650 shares were issued and outstanding at September 30, 1996. At September 30, 1996, there were no outstanding options, warrants or other rights to subscribe for or purchase from CalComp any capital stock of CalComp or securities convertible into or exchangeable for CalComp Common Stock, except options or other rights to purchase or acquire not to exceed 1,600,000 shares of CalComp Common Stock under outstanding warrants or stock option, stock purchase and stock bonus plans.

               (b) The outstanding CalComp Common Stock is, and the Merger Shares to be issued in connection with this Agreement will be, duly and validly authorized and issued, fully paid and non-assessable.

          3.4  Disclosure.  CalComp has delivered to Topaz and has delivered or
               ----------
made available to the Shareholders copies of the following statements and reports of CalComp ("CalComp Reports") heretofore filed with the Securities and Exchange Commission: Proxy Statement of Summagraphics Corporation dated June 24, 1996; Form 10-K Report for the fiscal year ended May 31, 1996; Form 10-Q Quarterly Report for the three months ended September 29, 1996; and Form 8-K Reports from June 30, 1996 to the date hereof. None of the CalComp Reports as of their date of issuance contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading.

          3.5  Absence of Adverse Changes or Events.  Since September 29, 1996,
               ------------------------------------
there have not been any changes in the business, assets, operations or financial condition of CalComp or its subsidiaries which in the aggregate materially adversely affect the business, assets, operations, financial condition or prospects of CalComp and its subsidiaries, taken as a whole.

                                  ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF TOPAZ SHAREHOLDERS

          Each Shareholder, severally, but not jointly, represents and warrants to CalComp and Sub as follows:

          4.1  Title to Shares.  Such Shareholder is the owner of the shares of
               ---------------
Topaz common stock indicated below, which shares constitute all of the issued and outstanding capital stock of Topaz. No other person or entity has any right, title, or interest, beneficially or of record, in or to the shares of Topaz common stock owned by such Shareholder and such shares are free and clear of any claims, liens, encumbrances, security agreements, equities, options, charges, or restrictions, and can be delivered and surrendered to CalComp pursuant hereto without obtaining the consent or approval of any other person or governmental authority.

                    Shareholder         Number of Shares
                    -----------         ----------------
                    Andreas Bibl              33,000

                    Deane Gardner             33,000

                    John Higginson            33,000

          4.2  Investment Representation.  It is understood that the Merger
               -------------------------
Shares to be delivered by CalComp pursuant to Section 1.2(a) hereof will be issued by CalComp without registration or qualification or other filings being made under the Securities Act of 1933 (the "1933 Act"), or the securities or "Blue Sky" laws of any state, in reliance upon specific exemptions therefrom. Each Shareholder further agrees that an appropriate legend to the following effect shall be placed on the face of each certificate representing Merger Shares (and that appropriate stop transfer instructions shall be issued to CalComp's transfer agent by CalComp):

          These securities have not been registered under the Securities Act of 1933 (the "1933 Act"). An offer to sell or transfer or the sale or transfer of these securities or any interest therein is unlawful unless made pursuant to an effective registration statement under the 1933 Act or unless an exemption from registration under the 1933 Act is available.

          4.3  Approval.  The Shareholders have, by resolutions duly adopted,
               --------
unanimously approved this Agreement and the Agreement of Merger and consented to their treatment thereunder with respect to the distributions of securities.
Such approval and consent were effective without obtaining the approval or consent of any other person.

          4.4  Investment Intent.  Such Shareholder is acquiring the Merger
               -----------------
Shares for his own account and not with a view to or for sale in connection with any distribution of such shares.

          4.5  Financial Sophistication; Illiquidity of Merger Shares.  Such
               ------------------------------------------------------
Shareholder is a financially sophisticated investor, has such knowledge and experience in financial and business matters that he is capable of independently evaluating the investment risk of the Merger and of ownership of shares of CalComp Common Stock, and is capable of bearing the risks thereof. Furthermore, such Shareholder understands that these shares will not be registered under the 1933 Act and, in addition to the restrictions set forth in Section 6.4, may not be publicly traded without registration under the 1933 Act, unless (i) the requirements of Rule 144 under the 1933 Act are met, or (ii) an exemption from registration under the 1933 Act is available and CalComp receives an opinion of counsel satisfactory to CalComp that such registration is not required.

          4.6  CalComp Information.  Such Shareholder has relied only on the
               -------------------
representations and warranties and written information provided to such Shareholder by CalComp pursuant to Article III above in connection with such Shareholder's decision to acquire ownership of the Merger Shares hereunder, understands the risks of an investment in CalComp and has been represented by and consulted his own attorney, business advisor and/or tax advisor as to the legal, business, tax and related risks and matters concerning an investment in CalComp.

          4.7  Authority.  The consummation of the transactions contemplated by
               ---------
this Agreement and fulfillment of the terms hereof will not breach any of the terms and provisions of, or constitute a default by any Shareholder under, any agreement or instrument to which he is a party or by which he is bound, or any statute, ruling, decree, judgment, order or regulation of any governmental authority having jurisdiction over such Shareholder or his property; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Shareholder of the transactions on his part contemplated hereby.

          4.8  Residence.  Such Shareholder's principal residence is in the
               ---------
state shown below:

                  Shareholder      State of Residence
                  -----------      ------------------
                  Andreas Bibl          California
                  Deane Gardner         California
                  John Higginson        California


                                   ARTICLE V
                             SHAREHOLDER COVENANTS

          5.1  Covenant Not to Compete.
               -----------------------

               (a) Each Shareholder agrees that he will not, at any time within the five-year period immediately following the Closing Date, directly or indirectly engage in, or have any interest in any person, firm, corporation, or business (whether as an employee, officer, director, agent, security holder, creditor, consultant, or otherwise) that engages in any activity in any of the counties of Alameda, Marin, San Francisco, Santa Clara, Los Angeles, Orange, San Bernardino, Riverside, Ventura, or San Diego, California, in any of the states or territories of the United States of America, or in any country throughout the world, which activity is the same as, similar to, or competitive with any activity now engaged in by CalComp (or any successors). Notwithstanding the foregoing, if a Shareholder's employment with CalComp is terminated by CalComp without Cause (as defined in the Employment Agreement attached hereto as Exhibit
C) during the fourth year of the aforementioned five-year period, this covenant shall expire one year after the date of such termination.

               (b) The parties intend that the covenant contained in Section 5.1(a) shall be construed as a series of separate covenants, one for each county in California, for each state of the United States and for each country specified. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 5.1(a). If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

          5.2  Proprietary Information.  Each Shareholder agrees not to divulge,
               -----------------------
communicate, use to the detriment of CalComp or for the benefit of any other person or persons, or misuse in any way, any confidential information or trade secrets of CalComp, including personnel information, secret processes, know-how, customer lists, recipes, formulas, or other technical data ("Proprietary Information"). Each Shareholder acknowledges and agrees that any information or data it has acquired with respect to any of the Proprietary Information was received in confidence and as a fiduciary of CalComp. In addition, each Shareholder agrees to execute at the Closing the employee Proprietary Data and Trade Secrets Agreement in the form attached hereto as Exhibit D. The obligations of the Shareholders under the Proprietary Data and Trade Secrets Agreement shall be independent from their obligations hereunder.

          5.3  Specific Performance.  The parties to this Agreement agree that
               --------------------
the disclosure of Proprietary Information or its use in competition with CalComp would irreparably damage CalComp in such a way that it could not reasonably be compensated in damages in an action at law. Each of the parties hereto has entered into this Agreement in substantial reliance upon the strict enforcement of the covenants and conditions of this Article V, and they acknowledge and agree that because of the facts noted above, among others, the parties hereto will be irreparably damaged in the event this Article is not enforced by injunction and decree of specific performance. Accordingly, the parties hereto agree that this
Article V shall be enforceable by decree of specific performance and an injunction may be issued restraining any activity by the Shareholders in contravention of this Article V. The aforementioned remedies, however, shall be cumulative and nonexclusive, and shall be in addition to any other legal or equitable remedy or remedies which the parties may have.


                                  ARTICLE VI
                               OTHER AGREEMENTS

          6.1  Lyson Agreement.  The Assignment and Termination Agreement
               ---------------
between Topaz and Lyson Ltd. attached hereto as Exhibit E is the only agreement or commitment between or involving Topaz, Lyson and any of their respective affiliates.

          6.2  Employment Agreements.  Concurrently herewith, each of the
               ---------------------
Shareholders and CalComp will enter into Employment Agreements in the form of Exhibit C hereto.

          6.3  Stock Option Grants.  Concurrently herewith, each of the Topaz
               -------------------
employees identified on Exhibit F hereto will be offered employment by CalComp under CalComp's standard terms and conditions of employment, and in connection therewith will be granted stock options covering an aggregate of 250,000 shares of CalComp Common Stock under CalComp's 1996 Stock Option Plan for Key Employees in the individual amounts set forth on Exhibit F and subject to the terms of Stock Option Agreements to be entered into between CalComp and each of such employees.

          6.4  Restriction on Transfer of Merger Shares.  For a period of two
               ----------------------------------------
years following the date hereof, each Shareholder agrees not to transfer, assign, encumber or otherwise dispose of any of the Merger Shares, except to Permitted Transferees (as defined below); provided, however, that any Permitted Transferee shall receive and hold such shares subject in all respects to the provisions of this Agreement, and that there shall be no further transfer of such shares except in accordance herewith. For purposes of this Agreement, "Permitted Transferee" includes a transferring shareholder's spouse, children, parents, or a custodian, trustee or other fiduciary for the account of the transferring shareholder or members of his family in connection with a bona fide
                                                                       ---- ----
estate planning transaction. Each Shareholder further agrees that an appropriate legend to the following effect shall be placed on the face of each certificate representing Merger Shares:

               The securities represented by this certificate may be transferred only in accordance with the terms of an agreement between the Company and the Shareholder, a copy of which is on file with the Secretary of the Company.

          6.5  Compensation and Benefits to Topaz Employees.  CalComp covenants
               --------------------------------------------
that compensation (including stock options and similar grants) to Topaz employees after the Closing will be determined on a basis comparable to such compensation afforded to CalComp employees at comparable levels, it being understood that this provision in no way restricts CalComp's discretion in determining the employment status of any particular Topaz employee. For purposes of participation in CalComp's employee benefit programs, CalComp will, to the extent permitted by the plans and applicable law, include the term of employment of Topaz's employees in determining eligibility for and levels of benefits.

          6.6  Discontinuation of Technology.  In the event CalComp voluntarily
               -----------------------------
elects within three years from the Closing Date to discontinue use or development of piezoelectric ink jet technology, CalComp agrees to grant the following right to the Shareholders who have continuously remained in the employ of CalComp (or any of its subsidiaries) from the date of this Agreement until the date of such discontinuation: CalComp will use reasonable efforts to negotiate, for a period not to exceed 60 days from the date CalComp's Board of Directors formally determines to discontinue such technology, in good faith with such remaining Shareholders for the purchase of the assets and liabilities relating to the piezoelectric ink jet technology developed by Topaz and the resulting product line as may then be part of the discontinued business. In addition, if a buyer for such business is located and the general terms of the sale have been agreed upon within 6 months following the discontinuation, the remaining Shareholders will have a right to acquire such business on the same general terms and conditions. Such right of first refusal will remain valid for ten (10) days from the date notice is given to such remaining Shareholders of their right to match the offer, complete with a copy of the offer. At all times the right of the remaining Shareholders is subject to CalComp's right to change its determination to discontinue or to otherwise change in whatever manner it determines in its sole discretion the use or direction of the technology, and further that the Shareholders will have no rights of first refusal concerning a sale of the discontinued technology to a third party unless such discontinued technology constitutes all or substantially all of the assets to be sold in such sale.


                                  ARTICLE VII
                                    CLOSING

          7.1  Closing.  The closing ("Closing") of the transactions
               -------
contemplated by this Agreement shall take place on the Effective Date simultaneously with the signing of this Agreement at the offices of CalComp at 2411 W. La Palma, Anaheim, California 92801, or at such other place as the parties may agree.

          7.2  Deliveries by CalComp.  At the Closing, CalComp shall deliver the
               ---------------------
following to the Shareholders:

               (a) Duly issued and executed share certificates representing the Merger Shares to be issued to the Shareholders pursuant to Section.1.2(a);

               (b) Cash or checks made payable to the Shareholders for the amounts such Shareholders are entitled to receive pursuant to Section 1.2(a);

               (c) A copy or copies of resolutions (certified as of the date of the Agreement as being in full force and effect by an appropriate officer of CalComp and Sub) duly adopted by CalComp's and Sub's Boards of Directors approving, and authorizing and directing the execution of this Agreement and authorizing and directing issuance of the Merger Shares to the Shareholders; and

               (d) The Employment Agreements referred to in Section 6.2.

          7.3  Deliveries by Topaz and the Shareholders.  At the Closing, Topaz
               ----------------------------------------
and the Shareholders shall deliver the following to CalComp and, except as indicated, to Sub:

               (a) A copy or copies of resolutions (certified as of the date of the Agreement as being in full force and effect by an appropriate officer of Topaz) duly adopted by both Topaz's Board of Directors and its shareholders approving, authorizing and directing the execution of this Agreement and the Agreement of Merger;

               (b) A certificate of the Secretary of State of California to the effect that Topaz is a validly existing corporation in good standing under the laws of the state of California, and a certificate of the California Franchise Tax Board to the effect that Topaz has paid all franchise and other state taxes due and payable as of the date of this Agreement. Such certificates will not be dated earlier than twenty (20) days prior to the Closing;

               (c) The Topaz share certificates pursuant to Section 1.2(d) above;

               (d) The Proprietary Data and Trade Secrets Agreement referred to in Section 5.2;

               (e) Certain investment representation letters covering the Shareholders' purchase of the CalComp Common Stock hereunder;

               (f) Such other closing documents and certificates as may be required by CalComp.


                                 ARTICLE VIII
                          INDEMNIFICATION PROVISIONS

     8.1  Shareholders' Indemnity.
          -----------------------

          (a) Basic Indemnity Provision.  For two (2) years following the
              -------------------------
Closing Date, the Shareholders, and each of them, will jointly and severally indemnify, defend, and hold harmless CalComp against and in respect of claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorneys' fees, that it may incur or suffer, which arise, result from or relate to any breach or breaches of the representations and warranties by Topaz and the Shareholders under Article II (including the Disclosure Schedule) of this Agreement.

          (b) Liability Collars.  Each Shareholder's liability under Section
              -----------------
8.1(a) will not, however, exceed the aggregate amount of such Shareholder's then-existing holdings of the Merger Shares plus the value of any Merger Shares disposed of, all as more completely specified in Section 8.1(c) below, it being understood that no liability collars will exist for a Shareholder's breach of such Shareholder's representations and warranties in Article IV or for a breach by any Shareholder of the covenants and agreements set forth in Articles V and
VI. Despite any other provision of this Agreement, the Shareholders will not be liable to CalComp on any warranty, representation, or covenant made in this Agreement, or under any of their indemnities in this Agreement, regarding any single claim, loss, expense, obligation, or other liability that does not exceed $25,000; provided, however, that when the aggregate amount of all such claims, losses, expenses, obligations and liabilities not exceeding $25,000 each reaches $100,000, the Shareholders will, subject to the above limitation on their maximum aggregate liability, thereafter be liable in full for all breaches and indemnities and regarding all those claims, losses, expenses, obligations, and liabilities.

          (c) Escrow.  To secure the Shareholders' obligations under Section
              ------
8.1(a), at the Closing, the Shareholders shall deliver the Merger Shares into an escrow account ("Escrow") with a financial institution acceptable to CalComp and the Shareholders. The Escrow will serve as a fund for the indemnity obligations set forth in Section 8.1(a) and will be governed by an Indemnity and Escrow Agreement substantially in the form of Exhibit G attached hereto. In the event any or all of the actions described in Section 8.1(a) have not been finally resolved, whether by settlement or adjudication, by the date two years from the date hereof, CalComp may file a "Notice of Claim" (as defined in the Indemnity and Escrow Agreement) with respect thereto, and the escrow agent shall retain a number of the Merger Shares, having a value equal to the amount of such claims, as determined by CalComp (plus any additional shares necessary to cover other claims), until all such claims are resolved in accordance with the Indemnity and Escrow Agreement.

          (d) Deduction for CalComp's Collateral Sources.  In computing the
              ------------------------------------------
amount to be paid by the Shareholders under their indemnity obligations, there will be deducted an amount, prior to payment, equal to any tax benefits, insurance proceeds or other recoveries actually received by or for the benefit of CalComp, taking into account all of the income tax consequences of the collateral sources.

          (e) Shareholders' Right to Defend.  CalComp will promptly notify the
              -----------------------------
Shareholders of the existence of any claim, demand, or other matter to which the Shareholders' indemnification obligations would apply and will give them a reasonable opportunity to defend the same at their own expense and with counsel of their own selection; provided that CalComp will at all times also have the right to participate fully in the defense at its own expense. If the Shareholders, within a reasonable time after this notice, fail to defend, CalComp will have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, for the account, and at the risk, of the Shareholders. If the claim is one that cannot by its nature be defended solely by the Shareholders (including any federal or state tax proceeding), CalComp will make available (and cause Topaz to make available) all information and assistance that the Shareholders may reasonably request.

          8.2  CalComp Indemnity.  CalComp will indemnify and hold harmless the
               -----------------
Shareholders against, and in respect of, claims, losses, expenses, costs, obligations, and liabilities they may incur by reason of CalComp's breach of or failure to perform any of its warranties, commitments, or covenants in this Agreement, or by reason of any act or omission of CalComp, or any of its successors or assigns, after the Closing Date, that constitutes a breach or default under, or a failure to perform, any obligation, duty, or liability of any of the Shareholders under any loan agreement, lease, contract, order, or other agreement to which it is a party or by which it is bound at the Closing Date, but only to the extent to which CalComp expressly assumes these obligations, duties, and liabilities under this Agreement.


                                  ARTICLE IX
                              GENERAL PROVISIONS

          9.1  Publicity.  All notices to third parties and all other publicity
               ---------
concerning the Closing of this Agreement only will be jointly planned and coordinated by and between CalComp and Topaz prior to the Closing. No party will act unilaterally in this regard without the prior written approval of the others unless required by the SEC or other governmental or judicial body; however, this approval will not be unreasonably withheld.

          9.2  Costs.
               -----

               (a) Finder's or Broker's Fees.  Each party represents and
                   -------------------------
warrants that it has dealt with no broker or finder in connection with any transaction contemplated by this Agreement, and no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

               (b) Expenses.  Each party will pay all costs and expenses
                   --------
incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement. This clause does not prohibit the legal and other professional fees for the Shareholders not to exceed $50,000 from being borne by Topaz.

          9.3  Form of Agreement.
               -----------------

               (a) Effect of Headings.  The subject headings of the paragraphs
                   ------------------
and subparagraphs of this Agreement are included for convenience only and will not affect the construction or interpretation of any of its provisions.

               (b) Word Usage.  Unless the contest clearly requires otherwise:
                   ----------

                   (i) Plural and singular numbers will each be considered to include the other;

                   (ii) The masculine, feminine, and neuter gender will each be considered to include the others;

                   (iii) "Shall," "will," "must," "agree," and "covenants" are each mandatory;

                   (iv)  "May" is permissive;

                   (v)   "Or" is not exclusive; and

                   (vi)  "Includes" and "including" are not limiting.

               (c) Entire Agreement; Modification; Waiver.  This Agreement
                   --------------------------------------
constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understand ings of the parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

               (d) Counterparts.  This Agreement may be executed simultaneously
                   ------------
in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

          9.4  Remedies.
               --------

               (a) Mediation.  Any controversy or claim arising out of, or
                   ---------
relating to, this Agreement, or the making, performance, or interpretation of it, will first be subject to mediation in California before a mediator mutually selected by the parties to the dispute. In the event that mediation does not resolve the dispute within a reasonable time after the dispute, then the dispute will be filed and litigated in the court having subject matter jurisdiction of the controversy which is located in the forum of the defendant's residence or place of business.

               (b) Specific Performance.  Each party's obligation under this
                   --------------------
Agreement is unique. If any party should default in its obligations under this Agreement, all parties acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party or parties, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

               (c) Recovery of Litigation Costs.  In the event that an action is
                   ----------------------------
brought to enforce the rights of any party to this Agreement, except as otherwise provided for herein, each party agrees to bear its own costs and legal fees and further agrees that it will not seek reimbursement for the costs and fees incurred by it from any other party.

          9.5  Nature and Survival of Warranties.  Except as specifically
               ---------------------------------
limited in Article VIII with respect to a breach by the Shareholders of the representations and warranties under Article II, the representations, warranties, and indemnities made by the parties in this Agreement or in instruments, certificates, opinions, or other writings provided for in the agreement will be continuing, but will expire on the third (3rd) anniversary date following the Closing Date, unless a specific claim in writing with respect to these matters has been made, or an action at law or in equity has been commenced or filed, before that date. Nothing in this paragraph will affect the obligations and indemnities of the parties with respect to covenants and agreements contained in this Agreement that are permitted to be performed, in whole or in part, after the Closing Date.

          9.6  Notices.  All notices, request, demands, and other communications
               -------
under this Agreement must be in writing and will be considered to have been duly given when received in writing by the party to whom notice is to be given. Notice may be served personally on the party to whom notice is to be given, or may otherwise be deemed given five (5) days after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

          To the Shareholders:
               c/o Topaz Technologies, Inc.
               535 Del Rey Avenue
               Sunnyvale, CA  94086
               Phone:  (408) 523-4300
               FAX:  (408) 523-4399

          To CalComp at:
               Corporate Secretary
               CalComp Technology, Inc.
               2411 W. La Palma, M/S 8
               Anaheim, California  92801
               Phone:  (714) 821-2436
               FAX:  (714) 821-2470

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

          9.7  Governing Law.  This Agreement will be construed in accordance
               -------------
with, and governed by, the laws of the State of California as applied to contracts that are executed and performed entirely in California.

          9.8  Severability.  If any provision of this Agreement is held invalid
               ------------
or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

          9.9  Signatures.
               ----------

          IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.

                              "CALCOMP"

                              CALCOMP TECHNOLOGY, INC., a Delaware corporation


                              By:
                                  ----------------------------------
                                  Gary R. Long
                                  President


                              "SUB"

                              CALCOMP ACQUISITION SUB, INC., a California corporation


                              By:
                                  -----------------------------------
                                  Gary R. Long
                                  President


                              "TOPAZ"

                              TOPAZ TECHNOLOGIES, INC., a California corporation


                              By:
                                  ------------------------------------
                                  Andreas Bibl
                                  President

                              "SHAREHOLDERS"


                              ---------------------------------------
                              Andreas Bibl



                              ---------------------------------------
                              Deane A. Gardner



                              ---------------------------------------
                              John A. Higginson

                                   EXHIBIT A

                              AGREEMENT OF MERGER

                              AGREEMENT OF MERGER

          THIS AGREEMENT OF MERGER is made and entered into as of November 18, 1996, by and between CALCOMP ACQUISITION SUB, INC., a California corporation ("Merging Corporation"), and TOPAZ TECHNOLOGIES, INC., a California corporation ("Surviving Corporation").

                                R E C I T A L S
                                - - - - - - - -

          A.   Merging Corporation is a recently formed California corporation.

          B. CalComp Technology, Inc., a Delaware corporation ("CalComp"), is the owner of all of the issued and outstanding shares of the Common Stock of Merging Corporation.

          C. Merging Corporation and Surviving Corporation and their respective Boards of Directors have approved as desirable and in their best interests that Merging Corporation be merged with and into Surviving Corporation by a statutory merger upon the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, Merging Corporation and Surviving Corporation agree as follows:

          1.   Merger.  Merging Corporation shall be merged with and into
               ------
Surviving Corporation by a statutory merger in accordance with the General Corporation Law of the State of California (the "GCL"). At the Effective Time of the Merger (as defined below), the separate existence of Merging Corporation shall cease and Surviving Corporation shall be the surviving corporation.

          2.   Effective Time of the Merger.  The merger shall be effective (the
               ----------------------------
"Effective Time of the Merger") when this Agreement of Merger and appropriate certificates of its approval and adoption shall have been filed in the office of the California Secretary of State in accordance with Section 1103 of the GCL.

          3.   Effect of Merger on Outstanding Shares.
               --------------------------------------

              (a) Each share of Surviving Corporation common stock issued and outstanding immediately prior to the Merger and all rights existing with respect thereto shall, by virtue of the Merger and without any action on the part of the holders thereof, cease to be outstanding and shall be converted into the right to receive cash and shares of CalComp Common Stock as set forth below:

                                                         Shares of CalComp
Name of Topaz        Shares of Topaz     Cash Received     Common Stock
 Shareholder        Common Stock Owned     in Merger     Received in Merger
-----------------   ------------------   -------------   ------------------
Andreas Bibl              33,000            $250,000            500,000
Deane Gardner             33,000            $250,000            500,000
John Higginson            33,000            $250,000            500,000

             (b) The shares of capital stock of CalComp outstanding immediately prior to the Merger will not be affected by the Merger;

             (c) The shares of capital stock of Merging Corporation shall be converted into and become one fully paid and nonassessable share of Common Stock of Surviving Corporation.

         4.   Surrender of Share Certificates.  After the Effective Time of the
              -------------------------------
Merger, each holder of an outstanding certificate evidencing common shares of Surviving Corporation shall surrender the same, duly endorsed as CalComp may require, to CalComp or its agent for cancellation. Thereupon such holder shall receive in exchange therefor a certificate or certificates reprewenting the number of full common shares of CalComp to which such holder shall be entitled as provided herein and shall also be entitled to receive, in cash or check, the amount to which such holder is entitled as provided herein.

          5.   Articles of Incorporation.  The articles of incorporation of the
               -------------------------
Surviving Corporation, as amended to the date of the filing of this certificate, including amendments set forth herein but not separately filed (and with the omissions required by Section 910 of the California Corporations Code) are restated as set forth in Attachment 1.

          6.   Other Provisions.
               ----------------

               (a) Governing Law.  This Agreement of Merger shall be governed by
                   -------------
the laws of California.

               (b) Entire Agreement.  This Agreement and the Agreement and Plan
                   ----------------
or Reorganization of even date herewith between the parties hereto, CalComp, Andreas Bibl, Deane Gardner and John Higginson contain the entire agreement of the parties hereto, and supersede any prior written or oral agreements between them concerning the subject matter contained herein.

               (c) Counterparts.  This Agreement of Merger may be executed in
                   ------------
any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

          IN WITNESS WHEREOF, Merging Corporation and Surviving Corporation have caused this Agreement of Merger to be executed as of the day and year first above written.

                              CALCOMP ACQUISITION SUB, INC., a California corporation


                              By:
                                  --------------------------------------
                                  Gary R. Long
                                  President


                              By:
                                  --------------------------------------
                                  William F. Porter, Jr.
                                  Assistant Secretary


                              TOPAZ TECHNOLOGIES, INC., a California corporation


                              By:
                                  --------------------------------------
                                  Andreas Bibl
                                  President


                              By:
                                  --------------------------------------
                                  Deane Gardner
                                  Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


          Gary R. Long and William F. Porter, Jr. certify that:

          1. They are the President and Secretary, respectively, of CalComp Acquisition Sub., Inc., a California corporation.

          2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

          3. The shareholder approval was by the holder of 100% of the outstanding shares of the corporation.

          4. There is only one class of shares and the number of shares outstanding is 100.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  November 18, 1996


                                         ---------------------------------
                                         Gary R. Long, President


                                         ---------------------------------
                                         William F. Porter, Jr., Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


          Andreas Bibl and Deane Gardner certify that:

          1. They are the President and Secretary, respectively, of Topaz Technologies, Inc., a California corporation.

          2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

          3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

          4. There is only one class of shares and the number of shares outstanding is 99,000.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  November 18, 1996


                                         ---------------------------------
                                         Andreas Bibl, President


                                         ---------------------------------
                                         Deane Gardner, Secretary

                                 ATTACHMENT 1

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                            TOPAZ TECHNOLOGIES, INC.


          The articles of incorporation of the Topaz Technologies, Inc., as amended to the date of the filing of this certificate, including amendments set forth herein but not separately filed (and with the omissions required by Section 910 of the California Corporations Code) are restated as follows:

                                       I

          The name of the corporation is Topaz Technologies, Inc.

                                       II

          The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

          The corporation is authorized to issue only one class of shares of stock to be designated "Common Stock"; and the total number of shares which this corporation is authorized to issue is One Thousand (1,000).

                                       IV

          The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                       V

          The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the Corporation and its stockholders through Bylaw provisions or through agreements with the agents, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits upon such excess indemnification set forth in Section 204 of the Corporations Code.

                                   EXHIBIT B

                           TOPAZ DISCLOSURE SCHEDULE

                                [COPY TO COME]

                                [COPY TO COME]

                                [COPY TO COME]

                                [COPY TO COME]

                                   EXHIBIT C

                              EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT

          This Agreement is made and entered into as of the 18th day of November, 1996, by and between CalComp Technology, Inc., a Delaware corporation
("Company"), and                  ("Employee").
                 ----------------

                                R E C I T A L S
                                - - - - - - - -

          A. Company is engaged in the business of designing, manufacturing, assembling, distributing, selling and servicing computer peripheral products, including printers, plotters, and digitizers.

          B. In order to achieve its corporate and business objectives, Company needs experienced and knowledgeable employees.

          C. Employee is experienced in, and knowledgeable concerning, one or more aspects of the business of Company.

          D. Company and Employee desire to agree upon the terms of Employee's future employment with Company and, in addition thereto, to agree as to certain benefits of said employment,

          THEREFORE, Company and Employee hereby agree as follows:

          1.   Term.  Subject to earlier termination of Employee's employment
               ----
pursuant to Section 6 hereof, Company and Employee agree that the term of employment will commence November 18, 1996 and end October 31, 1999.

          2.   Duties.  Employee shall perform such duties, compatible with
               ------
Employee's position, as the President of the Company may reasonably require. Such duties may be changed from time to time by the President. The initial duties assigned by the President shall be comparable to the Employee's former duties with Topaz Technologies, Inc.

          3.   Extent of Services.  Employee agrees to perform the services
               ------------------
described in Section 2 hereof to the best of his ability, and to the satisfaction of the Board of Directors of the Company. Employee agrees to devote substantially all of his time, attention and energies to the business of the Company.

          4.   Employee Representations.  Employee hereby represents and
               ------------------------
warrants to the Company that (i) the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Employee is a party or by which he is bound, (ii) Employee is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Employee, enforceable in accordance with its terms.

          5.   Compensation and Benefits.
               -------------------------

              (a) As compensation for the services to be rendered by Employee to the company as described in Section 2, during the term or any extensions hereof, the Company shall pay to Employee a minimum annual salary of $__________ per year, payable in 26 equal installments paid once each two weeks, or otherwise as may be in accordance with the Company's payroll policy. Employee will be eligible for increases in compensation at the discretion of the Company. In addition, Employee shall participate in any supplemental pension, retirement, hospitalization, health plan, or other employee benefits which the Company may, from time to time, make generally available to employees of the Company.

              (b) Nothing contained herein shall in any manner modify, impair or affect the future right of Employee to participate in any bonus or compensation plan, or any retirement or profit sharing plan, any qualified or other stock option plan or any other employee benefit plan of the Company.

              (c) Employee shall be entitled to a vacation period each year of three (3) weeks, during which time his compensation shall be paid in full.

              (d) Employee shall be reimbursed in full for all reasonable expenses incurred during the performance of those services relating to his employment by the Company as described in Section 2 including, but without limitation, expenses incurred in the promotion of the business of the Company by entertainment, gifts, or otherwise, convention expenses, expenses incurred in connection with sales meetings, seminars, courses, trade shows and similar pursuits. The Company will reimburse Employee for all such expenses upon the presentation by Employee, from time to time, of an itemized account of such expenditures, together with supporting vouchers. It is understood and agreed to be the parties hereto that the following expenses are not contemplated to be within the scope of reimbursable expenses, and shall be born by the Employee: personal travel expenses; home office expenses; personal telephone expenses and any other expenses not deductible by the Company for Federal income tax purposes.

              (e) Employee shall be eligible to participate in the Company's Management Incentive Compensation Plan or any successor plan. The Company reserves the right to cancel, amend, or supplement the plan at any time, in its sole discretion. Employee's bonus under the plan will depend on individual and Company performance achievements against plan for the plan year. If the employee and Company meet their respective plans, employee's participation will be at a target of ____% of employee's base annual salary, to be paid during the first quarter of the following year beginning in fiscal 1998.

          6.  Termination.
              -----------

              (a) Termination of Employment Without Cause.  It is specifically
                  ---------------------------------------
understood and agreed that the Company may elect to terminate Employee's employment hereunder or not to extend this Agreement at will in its sole and absolute discretion, for any reason whatsoever or for no reason. However, if Employee's employment with the Company is terminated by the Company without Cause (as defined below), the Company shall pay to Employee the base salary set forth in Section 5(a) hereof for a period of one year following such termination of employment at the times prescribed in Section 5(a) hereof as well as Employee's pro rata share of any bonus earned to the date of termination. For the purposes of this Agreement, "Cause" shall be defined as malfeasance, misfeasance or negligence in the conduct of Employee's duties as described in
Section 2 hereof, as determined by the President of the Company.

              (b) Termination of Employment on Account of Death of Employee.  If
                  ---------------------------------------------------------
Employee dies during the course of his employment, the Estate of the Employee (or to such other recipient as Employee may properly designate in writing to Company) will be paid the following sums of money:

                  (i) By CalComp, all compensation earned but unpaid at the date of his death (including any such bonus as may be determined appropriate by the Board of Directors); and

                  (ii) By the applicable insurance company (if any), any life insurance proceeds pursuant to life insurance benefits available to employee as a result of enrollment in any company-sponsored life insurance benefit.

              (c) Termination of Employment on Account of Disability.  In the
                  --------------------------------------------------
event the Company terminates this Agreement if Employee becomes permanently and totally disabled, the Company shall pay to Employee the sums of money applicable under employee benefit plans. For purposes of this Agreement, permanent and total disability shall be defined as the permanent inability to satisfactorily perform Employee's regular full time duties as determined by the physician primarily responsible for the medical treatment of Employee; provided, however, that any disability which continues without interruption for six (6) consecutive months shall be deemed total and permanent, unless in the written medical opinion of the physician primarily responsible for the medical treatment of Employee, Employee will be able to resume performing his regular full time duties within a period of six (6) months from the date on which the period of consecutive disability commenced.

          7.  Restrictive Covenants.  Employee acknowledges that certain of the
              ---------------------
Company's products, processes, and services are proprietary in nature and have been created, designed, built, manufactured, assembled, marketed, sold, and operated through the use of customer lists, supplier lists, trade secrets, methods of operation and other confidential information possessed by the Company and disclosed in confidence to Employee (hereinafter "Trade Secrets"), which may not be easily accessible to other persons in the trade. Employee also acknowledges that he will have substantial and ongoing contact with the Company's customers and suppliers and will thereby gain knowledge of customer needs and preferences, sources of supply, methods of assembly and other valuable information necessary for the success of the Company's business. Employee therefore covenants and agrees (all of which covenants and agreements shall survive termination of this Agreement regardless of the reason therefore) as follows:

              (a) Employee agrees that he will at no time during the term of this Agreement take any action or make any statement that could discredit the reputation of the Company or its products or services.

              (b) During the term of this Agreement, Employee shall not, without the prior written consent of the Company, engage in, for the purpose of financial gain, profit, or pecuniary advantage, any business activity that competes, directly or indirectly, with the Company or is similar in nature to the business in which the Company is engaged.

              (c) Employee shall at no time during the term of this Agreement or at any time subsequent to its termination, regardless of the reason therefore, disclose to any person or entity, or use for personal gain and of the Trade Secrets or any other confidential information of or pertaining to the Company or its products and services disclosed to or obtained by Employee during the term of this Agreement. Employee further agrees that he shall not, either during the term of this Agreement or subsequent to the termination or expiration hereof, regardless of the reasons therefore, disclose or otherwise reveal any of the Trade Secrets to any person, either directly or indirectly, whether or not for compensation or other remuneration.

              (d) Within the one (1) year period immediately following the termination of this Agreement, regardless of the reason therefor, Employee shall not engage in any sales or sales promotion activity (whether or not resulting in the consummation of a purchase and sale) that concerns products of the same or similar type and use as those sold by the Company, when such sales or sales promotion activity involves any solicitation effort by Employee directed to prospective purchaser which had purchased Company products during the Term of this Agreement.

              (e) Employee shall not, within the two (2) year period following termination of this Agreement, regardless of the reason therefor, solicit any person then or theretofore employed by the Company or appointed as a representative of the Company, to join Employee as a partner, co-venturer, employee, investor, or otherwise, in any substantial business activity whatsoever.

              (f) The Company has bargained for the covenants set forth in this
Section 7 in consideration for the experience, knowledge and information he will gain and the substantial compensation he may earn under this Agreement.

          8.  Inventions and Patents.  Employee agrees that all inventions,
              ----------------------
innovations, improvements, developments, methods, designs, analyses, drawings, processes, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Employee while employed by the Company or its predecessor (a "Work Product") belong to the Company or such Subsidiary. Employee will promptly disclose such Work Product to the Company and perform all actions reasonable requested by the Company (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments). Employee will, at the discretion and under the direction of the Company and at the Company's expense, procure for the Company or its nominee such patents or other protection covering such inventions or discoveries in the United States and/or in any and/or all other countries. Employee agrees that remuneration received as such employee shall constitute his sole right of compensation for the performance of the obligations contained in respect of such inventions or discoveries.

          9.  Illegality.  The covenants of Employee in Sections 7 and 8 hereof
              ----------
shall each be construed as an agreement independent of any other provision in this Agreement. Company and Employee hereby expressly agree and contract that it is not the intention of either party to violate any public policy, statutory or common law, and that if any sentence, paragraph, clause or combination of the same is in violation of the law of any state where applicable, such sentence, paragraph, clause or combination of the same alone shall be void in the jurisdiction where it is unlawful, and the remainder of such paragraph and this Agreement shall remain binding upon the parties hereto. The parties further acknowledge that it is their intention that the provisions hereof be binding only to the extent that they may be lawful under existing applicable laws, and in the event that any provision hereof is determined by a court of law to be overly broad or unenforceable, the parties hereto agree to the modification of such provisions to the minimum extent required to make them valid and enforceable.

         10.  Modification of Agreement.  This Agreement may be modified by the
              -------------------------
parties hereto only by a written supplemental agreement executed by both parties.

         11.  Notice.  Any notice required or permitted to be given hereunder
               ------
shall be deemed given when received in writing by the other party at the address below:

              If to Corporation:

              CalComp Technology, Inc.
              2411 West La Palma Avenue
              Anaheim, CA  92801
              Attention:  President

               If to Employee:

               ________________________________
               ________________________________
               ________________________________

or to such other address as either party hereto may specify, in writing, from time to time.

          12.  Waiver of Breach.  The waiver by either party of any breach of
               ----------------
any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          13.  Mediation.  Any dispute arising out of this Agreement shall be
               ---------
submitted to mediation in Anaheim, California before a mediator jointly selected by the parties to the mediation prior to the filing of any action for enforcement of this Agreement, and such mediation proceedings shall not stay the statute of limitations applicable to the action. Should suit be brought to enforce any provision of this Agreement.

          14.  Titles.  The titles of the Articles herein are for convenience of
               ------
reference only and are not to be considered in construing this Agreement.

          15.  Governing Law.  This Agreement has been executed and delivered in
               -------------
the State of California, and its interpretation, validity and performance shall be construed and enforced in accordance with the laws of such State.

          16.  Entire Agreement.  This Agreement contains the entire contract of
               ----------------
the parties with respect to the subject matter hereof and supersedes all prior agreement or understandings between the parties, there being no extraneous agreements.

          INTENDING TO BE LEGALLY BOUND, the parties hereto have executed this Agreement as of the date and year first written above.



                              ------------------------------------
                              (Employee's Signature)


                              ------------------------------------
                              (Employee's Printed Name)


                              CALCOMP TECHNOLOGY, INC.


                              By:
                                  --------------------------------

                              Its:
                                  --------------------------------

                                   EXHIBIT D

                  PROPRIETARY DATA AND TRADE SECRETS AGREEMENT

                                         ------------------------------
                                         Employee's Name (Type or Print)

                                         ------------------------------
                                         Employee Number


                            CALCOMP TECHNOLOGY, INC.
                               EMPLOYEE AGREEMENT

                       PROPRIETARY DATA AND TRADE SECRETS

     In consideration of my employment by CalComp Technology, Inc. ("CalComp") I agree:

     1. In view of the fact that my work as an employee of CalComp will bring me into contact with proprietary data, trade secrets and information of CalComp including, without limitation, matters of a technical nature, such as "know-how", computer software, formulae, secret processes and/or machines, inventions, and research projects, and matters of a business nature, such as information about costs, profits, markets, sales, lists of customers, plans for future development, and any other information of a similar nature to the extent not available to the public, I agree I will not make use of any such proprietary data, trade secrets and/or information of CalComp, except in the performance of my work at CalComp, and I will not disclose to any person, any such proprietary data, trade secrets and/or information of CalComp or other data which CalComp has agreed to maintain in secrecy, except as authorized, in writing, by a duly empowered official of CalComp.

     2. To make and maintain adequate and current written and witnessed records (in the form of notes, sketches, drawings or reports relating thereto) of all inventions, improvements and discoveries in which CalComp may have rights, and agree that all records, writings, and designs relating to work or investigations of or on behalf of CalComp shall be and remain the property of CalComp and shall be at all times available to CalComp with CalComp having the sole right to obtain patents or copyrights or otherwise to use such records, writings, or designs anywhere.

     3. To deliver promptly to CalComp on termination of my employment with CalComp, or at any time CalComp may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints, and any other documents belonging to CalComp, including all copies of such materials which I may then possess or have under my control.

     4. In the manner designated hereinafter, I have made a complete list of any and all unpatented and/or patented inventions not previously assigned to former employers, including a brief description thereof, in which an interest is claimed by me and which are to be excluded from the scope of this Agreement. To the best of my knowledge, except as to the inventions so listed, or assigned, I have no ownership or other interest in any invention.

[_]  Employee claims no inventions to be excluded from this Agreement.

[_]  Employee's inventions to be excluded from this Agreement:

     [_]  are listed on the reverse side of this Agreement.

     [_]  comprise     sheets appended to this Agreement and made a part hereof.
                  -----

     5. To disclose to CalComp promptly and fully in writing all inventions, improvements and discoveries made or conceived, either solely or jointly with others, including computer software, whether or not patentable or copyrightable, during my employment with CalComp, whether or not during regular working hours, which relate to any subject matter with which my work with CalComp is or may be concerned or which relate to the business carried on by CalComp or which were made or conceived using CalComp's facilities, information, funds or materials (herein referred to as "Inventions").

     6. I understand that CalComp claims no right in and agrees to release to me all rights in any Invention reported by me for which no equipment, supplies, facilities, funds or information of CalComp was used and which was developed entirely on my own time, and (a) which does not relate (1) to the business of CalComp or (2) to CalComp's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by me for CalComp.

     7. Not to disclose at any time to others outside of CalComp, without CalComp's prior written consent, whether during or subsequent to such employment, and to assist CalComp in preventing unauthorized disclosure, or use by others, of any information or data of a proprietary nature to CalComp, or of a proprietary nature to others and which CalComp is obligated to protect as proprietary, including formulae, processes, methods, apparatus, devices, compositions, computer software, inventions or otherwise, and including matters of a business nature such as information about costs, profits, markets, customer lists, plans for future development, etc., to the extent not publicly available, which are acquired by me in the performance of my work at CalComp or while on CalComp's facilities, or which are received from CalComp employees, agents, consultants, etc., and which are of a confidential, proprietary, or trade-secret nature to CalComp or others and not generally known outside of CalComp, and agree that I will not take with me any such information and/or materials at the termination of my employment.

     8. To assist CalComp and its nominees in every proper way, at CalComp's expense, both during and subsequent to my employment, to obtain, protect and use for CalComp's benefit patents (including patents, utility models and Inventors' certificates) on Inventions, copyrights and trade secrets in any and all countries, and hereby assign and agree to assign to CalComp all right, title and interest in such patents, copyrights, and trade secrets devised by me alone or with others for or on behalf of CalComp and agree to execute such papers and perform all lawful acts as CalComp reasonably deems to be necessary to allow it to exercise all right, title and interest in and to such patents, copyrights and trade secrets. During my employment I will do the foregoing acts for no additional compensation. Subsequent to my employment I will do the foregoing acts for actual expenses incurred and reasonable compensation for time actually spent.

     9. To notify CalComp in writing and obtain proper authorization before making any disclosure or performing any work on behalf of CalComp which appears to threaten conflict with proprietary rights I claim in any invention or idea. In the event of my failure to give such notice, I agree that I will make no claim against CalComp with respect to any such inventions or ideas. Further, I will notify CalComp in writing and obtain proper authorization before I cause any work to be performed on behalf of CalComp which appears to threaten conflict with rights of others arising out of obligations incurred by me prior to or otherwise outside the scope of this Agreement. In doing work for or on behalf of CalComp, I will refrain from the use of trade secret information owned by any former employer or other third party, other than is permitted by agreement between CalComp and such former employer or third party.

     10. That any subsequent change or changes in my duties, salary or compensation shall not affect the validity or scope of this Agreement. The rights accruing to CalComp under this Agreement shall pass to its assigns or successors. This Agreement may not be changed in whole or in part except by an instrument in writing signed by an officer or duly authorized representative of CalComp. This Agreement shall be binding upon my heirs, executors, administrators, or other legal representatives. It is further understood that this Agreement does not constitute, and shall not be deemed to constitute, a contract of employment and shall survive the termination of my employment.



                                    ------------------------------------
                                    (Employee's Signature)


                                    ------------------------------------
                                    (Date)

WITNESS:



------------------------------------

------------------------------------
(Date)

                                   EXHIBIT E

                      ASSIGNMENT AND TERMINATION AGREEMENT

                      ASSIGNMENT AND TERMINATION AGREEMENT

          This Assignment and Termination Agreement (the "Agreement"), is made and entered into effective as of November __, 1996, by and between Topaz Technologies, Inc., a California corporation ("Topaz"), and Lyson Limited, a company incorporated in England and Wales with registered No. 2257199 ("Lyson").

                                R E C I T A L S
                                - - - - - - - -

          A. Lyson and Topaz are parties to a Development and Supply Participation Agreement dated effective September 10, 1995 (the "Participation Agreement").

          B. Topaz is in negotiations with CalComp Technology, Inc. ("CalComp") concerning a reorganization transaction whereby Topaz will become a wholly-owned subsidiary of CalComp (the "Reorganization").

          C. CalComp has required that, as a condition to the Reorganization, Lyson and its shareholders relinquish and assign all rights any of them may have or claim in connection with the Participation Agreement, generally, and, in particular, with respect to the piezo electric ink jet head technology and the related rights and know-how developed and owned by Topaz and its affiliates (the "Technology"), in full and complete consideration for which Topaz, with funds advanced by CalComp, has agreed to pay to Lyson the sum hereinafter set forth.

          D. Lyson acknowledges for and on behalf of itself and its affiliates, successors and assigns that CalComp, as a third party beneficiary hereunder, is expressly relying on the agreements and covenants of Lyson hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and obligations set forth herein, the parties agree as follows:

          1. Lyson certifies that the Participation Agreement attached hereto as Exhibit A is a true, correct and complete copy of the Participation Agreement, and that there have been no further amendments or modifications of said agreement.

          2. In consideration of the payment by Topaz to Lyson herewith of $300,000 in cash, Lyson hereby assigns, transfers, sets over and conveys to Topaz all of Lyson's right, title and interest in and to the Participation Agreement and the Technology, including without limitation, any and all ownership or royalty rights or claims it or any of its affiliates, partners, agents, shareholders, employees, representatives, assigns or successors may have, or may hereafter claim to have, against or relating to the Technology.

          3.  (a)  Lyson hereby represents and warrants to Topaz that:

                   (i) It has not pledged, assigned, licensed, transferred, hypothecated, sold or otherwise encumbered any right, title and interest it may have under the Participation Agreement or to the Technology;

                   (ii) It owns its interest in the Participation Agreement and any interest it may have in the Technology free and clear of all liens, encumbrances, indebtedness and claims of third parties;

                   (iii) It is not in default of any of its obligations under the Participation Agreement nor to its knowledge is Topaz in default of its obligations thereunder, and Lyson for and on behalf of itself and its affiliates, successors and assigns hereby waives any claims it or they may have against Topaz in relation to the Participation Agreement, except as to specific representations, warranties and agreements set forth herein which may relate to the Participation Agreement;

                   (iv) It has full power and authority to enter into and to execute this Agreement and to thereby transfer all rights its may have under the Participation Agreement and to the Technology to Topaz on the terms and conditions contained herein and to perform all of its obligations hereunder;

                   (v) It has obtained the consent and approval of all persons whose consent and approval is necessary to cause this Agreement to be effective; and

                   (vi) None of the information relating to the Technology has been divulged by Lyson except to employees who need to know the same and who were and are contractually bound to keep the information confidential.

               (b) Topaz hereby represents and warrants to Lyson that:

                   (i) Topaz for and or on behalf of itself and its affiliates, successors and assigns hereby waives any claims it or they may have against Lyson in relation to the Participation Agreement, except as to specific representations, warranties and agreements set forth herein which may relate to the Participation Agreement;

                   (ii) None of the proprietary information of Lyson relating to Lyson's ink formulations ("Ink Formulations") has been divulged by Topaz except to employees who need to know the same and who were and are contractually bound to keep the information confidential.

          4. (a) Lyson hereby agrees to indemnify, defend and hold Topaz harmless from and against any and all claims, demands, liabilities, actions, causes of action, expenses, costs and obligations, including, without limitation, reasonable attorneys' fees, by reason of any misrepresentation of Lyson herein contained or by reason of matters arising from or related to the Participation Agreement or the interests transferred pursuant hereto, unless caused by the acts or omissions of Topaz.

              (b) Topaz hereby agrees to indemnify, defend and hold Lyson harmless from and against any and all claims, demands, liabilities, actions, causes of action, expenses, costs and obligations, including, without limitation, reasonable attorneys' fees, by reason of any misrepresentation of Topaz herein contained or by reason of matters arising from or related to the Participation Agreement or the interests transferred pursuant hereto, unless caused by the acts or omissions of Lyson or its affiliates; provided that the Lyson affiliates shall not include Codent Americas Ltd., I-Lab and Disposable and Diaper Development Ltd.

          5. Lyson and Topaz agree that, except for the confidentiality provisions set forth in Section 12 of the Participation Agreement, the Participation Agreement and all obligations thereunder, including, in particular, any rights which Lyson may have to manufacture ink jet heads pursuant to clause 5, any obligation to pay royalties pursuant to clause 10.1, any obligation to procure a supply agreement under clause 11.1 and any obligation to pay compensation pursuant to clause 11.2, shall terminate immediately following the execution hereof. Further, Lyson (i) agrees that all information it has received to date relating to the Technology will be treated as proprietary and confidential to Topaz and will not be divulged to third parties and will not, without the prior written consent of Topaz, be exploited on behalf of itself or any third party by it or its affiliates, and (ii) represents and warrants that any information, in whatever form, relating to the Technology in the possession of Lyson or its affiliates has been delivered to Topaz herewith. For its part, Topaz (i) agrees that all proprietary information it has received to date relating to the Ink Formulations will be treated as proprietary and confidential to Lyson and will not be divulged to third parties and will not, without the prior written consent of Lyson, be exploited on behalf of itself or any third party by it or its affiliates, and (ii) represents and warrants that any information, in whatever form, relating to the Ink Formulations in the possession of Topaz or its affiliates has been delivered to Lyson herewith.

          6. Lyson agrees to execute such further documents and take such further actions as may be required to effectuate the assignment of its interest hereunder and any interest it may have in and to the Technology to Topaz, provided Lyson shall bear no additional cost or expense as a result thereof.

          7. Lyson acknowledges that CalComp and Lyson intend to discuss and negotiate as soon as practicable after the date hereof a mutually satisfactory supply agreement covering the purchase by CalComp of Lyson's proprietary ink jet fluids. However, Lyson further acknowledges that this Agreement is entered into separately and apart from such intended supply agreement and that nothing in this Agreement shall be affected by or is conditioned upon, agreement being negotiated or reached in relation to a supply agreement.

          8. Lyson further acknowledges that it understands that CalComp is also contemplating an offer of employment/consulting to Jeffrey Ball, and that each of Lyson and its shareholders acknowledge that the consideration to be paid hereunder by Topaz to Lyson (which will be funded by CalComp) is fair and adequate to Lyson, notwithstanding any other or subsequent agreement CalComp or Topaz or any of their affiliates may have or may enter into with Mr. Ball.

          9. As part of the consideration for the payment by Topaz to Lyson referred to in Section 2 above, Lyson hereby grants to Topaz an option (the "Option") to purchase Lyson for cash in an amount equal to the fair market value of Lyson at the time of the exercise of the Option. The term of the Option shall be for five years from the date hereof and the Option shall be exercisable at any time during the term by Topaz upon 90 days written notice to Lyson. Upon notice of exercise, the parties will agree upon a mutually acceptable appraisal procedure to determine the fair market value of Lyson and will also agree upon a commercially reasonable procedure to determine the fair market value of Lyson and will also agree upon a commercially reasonable acquisition contract and structure (i.e., merger, stock purchase, sale of assets or the like). In the event of a disagreement about appraisal procedures, the parties will submit to an arbitrator appointed by the Institute of Chartered Accountants in England and Wales. During the Option term, Lyson will also give Topaz a right of first refusal concerning any third party offers to purchase Lyson, or a significant portion of its assets, such that Topaz will have 60 days from its receipt of notice of any such offer to purchase Lyson or such assets on the terms and conditions proposed by such third party. Lyson acknowledges that the rights granted to Topaz under this Section 9 are assignable to CalComp or any affiliate of CalComp or any purchaser of CalComp or such affiliate.

         10. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors in interest and assigns.

         11. In the event of any controversy arising out of or in connection with this Agreement, the prevailing party in any action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

         12. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of Orange, California and all related appellate courts and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Orange County, California.

         13. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall collectively constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                              "TOPAZ"

                              TOPAZ TECHNOLOGIES, INC., a California corporation


                              By:
                                  ------------------------------------
                                    Its:
                                         -----------------------------

                              "LYSON"

                              LYSON LIMITED, a Company incorporated in England and Wales with registered No. 2257199


                              By:
                                  ------------------------------------
                                    Peter Hassel
                                    Its:
                                         -----------------------------


CalComp Technology, Inc., a Delaware
corporation, hereby executes this Agreement as an express third party beneficiary hereof.


By:
    ----------------------------------------
     Gary Long, President

                                   EXHIBIT F

                             EMPLOYEE OPTION GRANTS

                                [COPY TO COME]

                                [COPY TO COME]

                                [COPY TO COME]

                                [COPY TO COME]

                                [COPY TO COME]

                                   EXHIBIT G

                         INDEMNITY AND ESCROW AGREEMENT

                         INDEMNITY AND ESCROW AGREEMENT


          This Indemnity and Escrow Agreement ("Escrow Agreement"), dated November 18, 1996, is entered into by and among CalComp Technology, Inc., a Delaware corporation ("CalComp"), ___________________________________________
("Escrow Agent"), and Andreas Bibl as representative (the "Representative") of certain shareholders of Topaz Technologies, Inc., a California corporation ("Topaz").

          In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1.   Description of Reorganization Agreement.  CalComp, Topaz and the
               ---------------------------------------
shareholders of Topaz (the "Topaz Shareholders") have entered into an Agreement and Plan of Reorganization dated as of November 15, 1996 (the "Reorganization Agreement") whereby CalComp will issue cash and shares of its Common Stock to the Topaz Shareholders. The Reorganization Agreement provides that at the "Closing Date" (as defined in the Reorganization Agreement) an aggregate of 1,500,000 of Merger Shares (as defined in the Reorganization Agreement) to be issued to the Topaz Shareholders in the Reorganization, together with stock powers duly endorsed in blank, shall be placed into an escrow account ("Escrow Account") to provide a fund for the satisfaction of any indemnity which might be due CalComp pursuant to Article IX of the Reorganization Agreement. The Topaz Shareholders have entered into an agreement with the Representative authorizing the Representative to enter into this Escrow Agreement on their behalf and to represent their respective interests in accordance herewith.

          2.   Deposit of Escrow Funds.
               -----------------------

               (a) On the Closing Date, the Representative will deliver to the Escrow Agent 1,500,000 shares of CalComp Common Stock, together with stock powers duly endorsed in blank with signatures guaranteed (the "Stock"), which represents the aggregate contribution to the Escrow Account required of the Topaz Shareholders. The respective interests of such shareholders in the Stock deposited at the Closing Date (which interests are subject to indemnification claims made against the Escrow Account by CalComp pursuant hereto) are as set forth on Schedule 1 attached hereto (the "Shareholder Schedule").

               (b) The Escrow Agent agrees to accept delivery of the Stock referred to above, and to hold such Stock ("Escrow Stock") for a period and on the terms and conditions specified in this Escrow Agreement. The Escrow Stock shall be held by the Escrow Agent for a period of two (2) years from the Closing Date ("Escrow Term"). Subject to the further provisions of this Escrow Agreement, at the expiration of the Escrow Term (subject to any pending claims), any Escrow Stock remaining in the Escrow Account shall be delivered by Escrow Agent to the Topaz Shareholders in accordance with such shareholders' respective interests as set forth on the Shareholder Schedule.

          3.  Notice of Claims.
              ----------------

              (a) If, during the Escrow Term, CalComp shall deliver to the Escrow Agent and the Representative written notice of a claim (as described in Article VIII of the Reorganization Agreement) against which CalComp is entitled to indemnification under Article VIII of the Reorganization Agreement and setting forth the applicable information called for by Section 3(b) hereof ("Notice of Claims"), the Escrow Agent shall, notwithstanding the expiration of the Escrow Term, continue to hold a number of shares of Escrow Stock in the Escrow Account equal to the aggregate amount of claims referred to in such Notice of Claims and any other unresolved Notice or Notices of Claims (or if the amount referred to in such Notice(s) of Claims is greater than the amount held in the Escrow Account, then the Escrow Agent shall continue to hold the entire amount in the Escrow Account) until such claims are resolved pursuant to Section 4 hereof.

              (b) Any Notice of Claims shall contain the following information to the extent it is reasonably available to CalComp:

                  (i) The amount of the alleged loss or liability against which CalComp is indemnified; and

                  (ii) A brief description of the circumstances giving rise to the alleged loss or liability.

              (c) The Escrow Agent shall not transfer any of the Escrow Stock held in the Escrow Account to CalComp pursuant to a Notice of Claims until such Notice of Claims has been resolved in accordance with Section 4 below.

         4.   Resolution of a Notice of Claims and Transfer of Escrow Stock.
              -------------------------------------------------------------
Notice of Claims received by the Escrow Agent pursuant to Section 3 above shall be resolved as follows:

              (a) Uncontested Claims:  In the event that the Representative
                  ------------------
does not contest a Notice of Claims in writing to the Escrow Agent and CalComp within 30 days of the mailing of said Notice of Claims as set forth in Section 3(a) hereof, the Escrow Agent shall transfer to CalComp a number of shares of Escrow Stock with a value (determined pursuant to Section 4(c) hereof) equal to the amount specified in the Notice of Claims and notify the Representative of such transfer.

              (b) Contested Claims:  In the event that the Representative
                  ----------------
contests the Notice of Claims in writing to the Escrow Agent and CalComp within the 30-day period provided above, the Escrow Agent shall continue to hold Escrow Stock in the Escrow Account sufficient to cover such claims (notwithstanding the expiration of the Escrow Term) until (i) receipt of a copy of a settlement agreement executed by CalComp and the Representative setting forth a resolution of the Notice of Claims, or (ii) receipt of a copy of a final judgment entered by a court of competent jurisdiction as to the disposition of the disputed amount held in the Escrow Account. Contested claims under this Escrow Agreement shall be resolved by a declaratory relief action.

          (c) Determination of Amount of Claims.  Any amount owed to CalComp
              ---------------------------------
hereunder determined pursuant to Section 4(a) or (b) above shall be immediately payable to CalComp at CalComp's option as follows: out of the Escrow Stock then held by the Escrow Agent on a per share value equal to the average closing price per share of CalComp Common Stock on the NASDAQ National Market System or national securities exchange on which shares are listed for the 20 trading days prior to the date of delivery of such shares to CalComp hereunder or, if such shares are not listed on the NASDAQ National Market System or a national securities exchange at such time, the average of the closing bid and asked prices in the over-the-counter market during such 20 trading days.

          (d) Claims to be Paid Pro Rata.  Unless otherwise directed, the use of
              --------------------------
shares of Escrow Stock for indemnification hereunder shall be in proportion to the respective interests therein among the registered holders of the Escrow Stock set forth in the Shareholder Schedule.

          (e) No Election of Remedies.  The Representative acknowledges and
              -----------------------
agrees that CalComp may institute claims against the Escrow Stock and in satisfaction thereof may retake shares of Escrow Stock without making any claims directly against Topaz and without rescinding or attempting to rescind the transactions consummated pursuant to the Reorganization Agreement. The assertion of any single claim for indemnification hereunder shall not bar CalComp from asserting other claims for indemnification hereunder. It is hereby agreed that CalComp need not exhaust any other remedies that may be available to it but may proceed directly in accordance with the provisions of this Escrow Agreement.

          (f) Limitation of Liability.  CalComp shall be entitled to recover
              -----------------------
damages for breach of any representation or warranty of Topaz under the Reorganization Agreement after the date hereof only with respect to events occurring prior to the date hereof and only pursuant to this Escrow Agreement, except for intentional or reckless breaches of representations or warranties of Topaz and any representations or covenants of any Shareholder, in which case CalComp's remedies shall not be limited by this Escrow Agreement.

     5.   Rights Relating to Escrow Stock.  The parties hereto agree that
          -------------------------------
so long as any Escrow Stock is held by the Escrow Agent hereunder all share dividends and stock split shares with respect to such Escrow Stock shall be delivered to the Escrow Agent and shall be deemed Escrow Stock hereunder, but the registered holders of the Escrow Stock shall be entitled to vote the shares evidenced thereby and to receive dividends (other than share dividends) on such shares of Escrow Stock.

     6.   Limitation of Escrow Agent's Liability.
          --------------------------------------

          (a) The Escrow Agent shall incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other paper or documents believed by it to be genuine and duly authorized, nor for anything except its own willful misconduct or negligence. The Escrow Agent shall not be responsible for the validity or sufficiency of this Escrow Agreement. In all questions arising under the Escrow Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice the Escrow Agent shall not be liable to anyone. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense shall be made or provided for in a manner satisfactory to it.

          (b) In the event that any controversy arises among the parties hereto or with any third person with respect to the subject matter of this Escrow Agreement, its conditions or terms, the Escrow Agent may request the parties to resolve such controversy to its satisfaction or the Escrow Agent may file an interpleader or other appropriate action with the court having jurisdiction in such matters in order to resolve such controversy. In any event, the Escrow Agent shall not be required to determine the same or take any action in the premises, but may await the settlement of any such controversy by final appropriate legal process. CalComp shall be liable for all costs and expenses incurred by Escrow Agent pursuant to the exercise of Escrow Agent's rights in this Section 6.

          7.   Notices.  All notices, instructions and other communications
               -------
required or permitted to be given hereunder or necessary or convenient in connection herewith shall be in writing and may be personally served or may be deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

          If to the Escrow Agent:
                                    -------------------------
                                    -------------------------
                                    -------------------------
                                    Attn:
                                          -------------------
          If to CalComp:            CalComp Technology, Inc.
                                    2411 W. La Palma
                                    Anaheim, CA  92801
                                    Attn:
                                          -------------------
          If to the Representative:    Andreas Bibl

                                    -------------------------
                                    -------------------------
                                    -------------------------

or to such other address as the Escrow Agent, CalComp or the Representative, as the case may be, shall designate in writing delivered to the Escrow Agent, CalComp and the Representative. Notice mailed as provided herein shall be deemed given on the third business day following the date so mailed or on the date of actual receipt, whichever is earlier.

          8.  General.  This Escrow Agreement shall be governed by and construed
              -------
in accordance with the laws of the State of California and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          9.   Expenses.  All fees and expenses of the Escrow Agent shall be
               --------
paid by CalComp. The Representative shall not be entitled to receive any compensation or expenses from CalComp in connection with this Escrow Agreement.

          10.  Successor Representative.  In the event that the Representative
               ------------------------
becomes unavailable or unwilling to continue in his capacity hereunder, the holders of a majority of the Escrow Stock shall designate a successor Representative by written notice to CalComp and the Escrow Agent.

          11.  Successor Escrow Agent.  In the event that the Escrow Agent
               ----------------------
becomes unavailable or unwilling to continue in its capacity herewith, CalComp may appoint a successor Escrow Agent without the consent of the Representative, so long as such Escrow Agent is a bank.

          IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the day and year first above written.

                              "CALCOMP"

                              CALCOMP TECHNOLOGY, INC.

                              By:
                                  ---------------------------------
                                    Its:
                                         --------------------------

                              "ESCROW AGENT"

                              [BANK]

                              By:
                                  ---------------------------------
                                    Its:
                                         --------------------------

                              "REPRESENTATIVE"


                              -------------------------------------
                              Andreas Bibl

                                   SCHEDULE 1
                                       TO
                         INDEMNITY AND ESCROW AGREEMENT


          Shareholder         Shares of Stock
          -----------         ---------------
          Andreas Bibl             500,000
          Deane Gardner            500,000
          John Higginson           500,000
